UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 8, 2005

AVATECH SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31265	84-1035353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10715 Red Run Blvd., Suite 101, Owings Mills, Maryland 21117

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (410) 581-8080

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01. Entry into a Material Definitive Agreement.

(a) (1) On April 8, 2005, Avatech Solutions Subsidiary, Inc. (“Avatech”), a controlled subsidiary of the registrant, simultaneously executed and closed an Asset Purchase Agreement with Comtrex Corporation, a North Carolina corporation (“Comtrex”).

(2) Pursuant to the Asset Purchase Agreement, Avatech acquired substantially all of Comtrex’s assets, consisting primarily of accounts receivable and intangible assets, in consideration solely for the assumption of liabilities totaling approximately $560,000.

Reference is made to the press release issued by the Registrant on April 11, 2005, the text of which is attached hereto as Exhibit 99.1.

SECTION 9: FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits. The following exhibits are filed herewith:

Exhibit No.
99.1	Press Release dated April 11, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVATECH SOLUTIONS, INC.
(Registrant)

Date: April 12, 2005	By:	/s/ Christopher D. Olander
Christopher D. Olander
Executive Vice President and General Counsel